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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K




                              CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): January 21, 1999




                                 IFR SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)




        DELAWARE                     0-14224             48-1197645
(State or other jurisdiction        (Commission         (IRS Employer
    of incorporation)               File Number)       Identification No.)




   10200 West York, Wichita, Kansas                       67215
 (Address of principal executive offices)               (Zip Code)




          Registrant's telephone number, including area code: (316) 522-4981
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ITEM 8.  CHANGE IN FISCAL YEAR.


     On January 21, 1999, the board of directors of Registrant amended Section
     1.4 of Registrant's bylaws to change the fiscal year of Registrant from a fiscal year commencing on July 1 and ending June 30 of the following calendar year to a year commencing on April 1 and ending on March 31 of the following calendar year. Such change is to be effective for the current year. Registrant is not required to file a report covering the transition period.







                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              IFR SYSTEMS, INC.



                              By /s/ Jeffrey A. Bloomer
                                 -------------------------------------------
                                 Jeffrey A. Bloomer
                                 Treasurer and Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

Date: February 5, 1999